Exhibit 99.1
LETTER OF TRANSMITTAL
DIAMONDBACK ENERGY, INC.
OFFER TO EXCHANGE UP TO $300,000,000 OF
OUTSTANDING 5.375% SENIOR NOTES DUE 2025

CUSIP NO. U25257AD5	ISIN NO. USU25257AD54
CUSIP NO. 25278XAJ8	ISIN NO. US25278XAJ81
FOR UP TO $300,000,000 OF 5.375% SENIOR NOTES DUE 2025
THAT HAVE BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED
Pursuant to the Prospectus dated  , 2018
THE EXCHANGE OFFER (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON , 2018 (THE “EXPIRATION DATE”), UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
The Exchange Agent for the Exchange Offer is:
Wells Fargo Bank, N.A.
Attn: Corporate Trust Operations
600 S. 4th Street
MAC: N9300-070
Minneapolis, Minnesota 55415
Holders can inquire about the exchange of the Notes by calling Wells Fargo Bank, National Association at 1-800-344-5128. Please refer to the CUSIP number when making inquiries.
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.
THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus, dated 2018 (as the same may be amended from time to time, the “Prospectus”).
This Letter of Transmittal (this “Letter of Transmittal”) is to be completed if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer-Procedures for Tendering 2018 Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such 2018 Notes into account of Wells Fargo Bank, N.A. (the “Exchange Agent”) at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of 2018 Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message transmitted by DTC and received by the Exchange Agent that forms part of a book-entry confirmation. The Agent’s Message states that DTC has received an express acknowledgment from the participant in DTC tendering 2018 Notes that are the subject of that book-entry confirmation, that the participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Diamondback Energy, Inc., a Delaware corporation, may enforce this Letter of Transmittal against such participant.
DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
ALL TENDERING HOLDERS COMPLETE THIS BOX:
DESCRIPTION OF 2018 NOTES

If Blank, Please Print name and Address of Registered Holder(s)	2018 Notes (Attach Additional List If Necessary)
	Certificate Number(s)*	Aggregate Principal Amount of 2018 Notes	Principal Amount of 2018 Notes Tendered (If Less Than All)**

Total:

*    Need not be completed by book-entry Holders.

**    2018 Notes may be tendered in whole or in part in principal amounts equal to $2,000 or integral multiples of $1,000 in excess thereof. All 2018 Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐    CHECK HERE IF TENDERED 2018 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:

☐    CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED 2018 NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

Ladies and Gentlemen:
Subject to and effective upon the acceptance for exchange of all or any portion of the 2018 Notes tendered herewith, in accordance with the terms and conditions of the offer by Diamondback Energy, Inc., a Delaware corporation (the “Company”), to exchange (the “Exchange Offer”) up to $300,000,000 of its 5.375% Senior Notes due 2025, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of its 5.375% Senior Notes due 2025 (the “2018 Notes”), issued in a private offering on January 29, 2018, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such 2018 Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered 2018 Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for 2018 Notes (“Certificates”) to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such 2018 Notes, (ii) present Certificates for such 2018 Notes for transfer, and to transfer the 2018 Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such 2018 Notes, all in accordance with the terms and conditions of the Exchange Offer.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the 2018 Notes tendered hereby and that, when the same is accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the 2018 Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the 2018 Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement, dated as of January 29, 2018, relating to the 2018 Notes (the “Registration Rights Agreement”). The undersigned has read and agrees to all of the terms of the Exchange Offer.
The name(s) and address(es) of the registered Holder(s) of the 2018 Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such 2018 Notes. The Certificate number(s) and the 2018 Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
If any tendered 2018 Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more 2018 Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered 2018 Notes will be returned (or, in the case of 2018 Notes tendered by book-entry transfer, such 2018 Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.
The undersigned understands that tenders of 2018 Notes pursuant to any one of the procedures described in “The Exchange Offer - Procedures for Tendering 2018 Notes” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered 2018 Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the 2018 Notes tendered hereby.
Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of 2018 Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing 2018 Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of 2018 Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering 2018 Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” of the Company, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes.
The Company may require the undersigned, as a condition to the undersigned’s eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of “beneficial owners” within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the 2018 Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for 2018 Notes, it represents that the 2018 Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for 2018 Notes, where such 2018 Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 12 months after the effective date of the registration statement relating to the Exchange Notes (the “Effective Date”) (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired 2018 Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such 2018 Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement relating to the 2018 Notes, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 12-month period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.
As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for 2018 Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer - Exchange Agent.”
The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the 2018 Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled “Description of 2018 Notes” above and signing this letter, will be deemed to have tendered the 2018 Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED -
SEE INSTRUCTIONS 2 AND 5)
TO BE COMPLETED ONLY if Exchange Notes or 2018 Notes not tendered are to be issued in the name of someone other than the registered Holder of the 2018 Notes whose name(s) appear(s) above.

☐    2018 Notes not tendered to:

☐    Exchange Notes to:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED -
SEE INSTRUCTIONS 2 AND 5)
TO BE COMPLETED ONLY if Exchange Notes or 2018 Notes not tendered are to be sent to someone other than the registered Holder of the 2018 Notes whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

☐    2018 Notes not tendered to:

☐    Exchange Notes to:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT

HOLDERS: SIGN HERE

(PLEASE COMPLETE IRS FORM W-9 HEREIN)

Signature(s) of Holder(s)

Date:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the 2018 Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instructions 2 and 5 below.)

Name(s):

(Please Type or Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone No:

(SEE IRS FORM W-9 HEREIN)
GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTION 2 BELOW)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No:

Date:

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
1. Delivery of Letter of Transmittal and Certificates.
This Letter of Transmittal is to be completed if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer-Procedures for Tendering 2018 Notes” in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such 2018 Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. 2018 Notes may be tendered in whole or in part in principal amounts equal to $2,000 or integral multiples of $1,000 in excess thereof.
The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.
2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:
i. this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the 2018 Notes (the “Holder”)) of 2018 Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or
ii. such 2018 Notes are tendered for the account of a firm that is an Eligible Institution.
In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.
3. Inadequate Space. If the space provided in the box captioned “Description of 2018 Notes” is inadequate, the Certificate number(s) and/or the principal amount of 2018 Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.
4. Partial Tenders and Withdrawal Rights. Tenders of 2018 Notes will be accepted only in principal amounts equal to $2,000 or integral multiples of $1,000 in excess thereof. If less than all the 2018 Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of 2018 Notes which are to be tendered in the box entitled “Principal Amount of 2018 Notes Tendered.” In such case, new Certificate(s) for the remainder of the 2018 Notes that were evidenced by your old Certificate(s) will only be sent to the Holder of the 2018 Notes, promptly after the Expiration Date. All 2018 Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
Except as otherwise provided herein, tenders of 2018 Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus, or you must comply with the appropriate procedures of DTC’s automated tender offer program, in each case on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the 2018 Notes to be withdrawn, the aggregate principal amount of the 2018 Notes to be withdrawn, and (if Certificates for 2018 Notes have been tendered) the name of the registered Holder of the 2018 Notes as set forth on the Certificate for the 2018 Notes, if different from that of the person who tendered such 2018 Notes.
If Certificates for the 2018 Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the 2018 Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the 2018 Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of 2018 Notes tendered for the account of an Eligible Institution.
If 2018 Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer - Procedures for Tendering 2018 Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of 2018 Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission.
Withdrawals of tenders of 2018 Notes may not be rescinded. 2018 Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer -Procedures for Tendering 2018 Notes.”
All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any 2018 Notes that have been tendered but that are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.
5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the 2018 Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.
If any 2018 Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered 2018 Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.
If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority to so act.
When this Letter of Transmittal is signed by the registered owner(s) of the 2018 Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s), or Exchange Notes or 2018 Notes not tendered are to be sent to someone other than the registered Holder(s) or to an address other than that of the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the 2018 Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the 2018 Notes may require in accordance with the restrictions on transfer applicable to the 2018 Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.
6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for 2018 Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.
7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of 2018 Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer - Conditions to the Exchange Offer” or any conditions or irregularities in any tender of 2018 Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of 2018 Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.
8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. When contacting the Exchange Agent, please refer to the CUSIP/ISIN number(s) of the 2018 Notes. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.
9. Backup Withholding; IRS Form W-9.
Under the U.S. federal income tax law, a Holder whose tendered 2018 Notes are accepted for exchange is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”). The Holder’s TIN must be provided on an IRS Form W-9, furnished below. If the Exchange Agent is not provided with the correct TIN, payments to such Holders or other payees with respect to 2018 Notes exchanged pursuant to the Exchange Offer may be subject to 24% backup withholding. Additionally, a $50 penalty may be imposed on the Holder by the Internal Revenue Service (“IRS”) if a TIN is not provided. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.
Certain Holders (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding requirements. Exempt Holders (other than non-U.S. persons) should furnish their TIN, complete the certification in Part II of the Form W-9, and sign, date and return the Form W-9 to the Exchange Agent’s address provided herein. A non-U.S. person, including an entity, may qualify as an exempt recipient by submitting an appropriate, properly completed Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury, certifying to that Holder’s foreign status. An appropriate Form W-8 can be obtained via the Internal Revenue Service website at www.irs.gov. See the enclosed IRS Form W-9 for additional instructions.
A Holder should write “Applied For” in the space for the TIN provided on the attached IRS Form W-9 if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. Notwithstanding that “Applied For” is written in the appropriate space on the attached IRS Form W-9, the Exchange Agent will withhold 24% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the IRS Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the IRS Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 24% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.
The Holder is required to provide the TIN (e.g., social security number, individual taxpayer identification number or employer identification number) of the registered Holder. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed Form W-9 for additional guidance on which number to report.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one), consult the enclosed Instructions on IRS Form W-9.
10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.
11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of 2018 Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of 2018 Notes for exchange.
Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of 2018 Notes nor shall any of them incur any liability for failure to give any such notice.

12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing 2018 Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Transfer Taxes. Holders who tender their 2018 Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the 2018 Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of 2018 Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** ▶ **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 11-2017)

Form W-9 (Rev. 11-2017) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 11-2017) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 11-2017) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 11-2017) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.